UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 12, 2005


                         California Pizza Kitchen, Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                       000-31149                 95-4040623
 ------------------------------         ---------                 ----------
(State or other jurisdiction of       (Commission               (IRS Employer
incorporation or organization)         File Number)          Identification No.)

6053 West Century Boulevard, 11th Floor
Los Angeles, California                                   90045-6438
---------------------------------------                   ----------
(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code: (310) 342-5000 Not Applicable (Former name or former address, if changed since last report Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Section 2         Financial Information

Item 2.02         Results of Operations and Financial Condition

On July 12, 2005, California Pizza Kitchen, Inc. issued a press release describing selected financial results of the Company for the quarter ended July 3, 2005. The Company raised earnings per share guidance for the second quarter of 2005 to $0.32 per fully diluted share. A copy of the Company's press release is attached hereto as Exhibit 99.1.

Section 9         Financial Statements and Exhibits

Item 9.01         Financial Statements and Exhibits

(c) Exhibits

Exhibit                       Description
-------------     ---------------------------------------------------

99.1 Press release dated July 12, 2005 entitled: "California Pizza Kitchen Reports Preliminary Second Quarter Results; Comparable Store Sales Increase 8.6%; Earnings guidance raised to $0.32 per fully diluted share"

SIGNATURES

                  Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



July 12, 2005                 California Pizza Kitchen, Inc.
                              a Delaware corporation

                              By:   /s/ Richard L. Rosenfield
                                    -----------------------------
                                    Co-Chairman of the Board, Co-Chief Executive
                                    Officer, Co-President and Director

                              By:   /s/ Larry S. Flax
                                    -----------------------------
                                    Co-Chairman of the Board, Co-Chief Executive
                                    Officer, Co-President and Director

EXHIBIT INDEX

Exhibit                       Description
-------------     ---------------------------------------------------

99.1 Press release dated July 12, 2005 entitled: "California Pizza Kitchen Reports Preliminary Second Quarter Results; Comparable Store Sales Increase 8.6%; Earnings guidance raised to $0.32 per fully diluted share"